Exhibit 10(iii)A(80)
AMENDMENT NO. 4
TO
ACUITY BRANDS, INC.
SEVERANCE AGREEMENT

    THIS AMENDMENT made and entered into as of October 25, 2021, by and between ACUITY BRANDS, INC. (the “Company”) and Barry R. Goldman (“Executive”);

W I T N E S S E T H

    WHEREAS, the Company and Executive entered into a Severance Agreement, dated as of March 28, 2019 (“Severance Agreement”) and amended as of May 28, 2019, August 20, 2019 and October 24, 2019, providing for the payment of certain compensation and benefits to Executive if Executive’s employment is terminated under certain circumstances; and

    WHEREAS, the parties now desire to amend the Severance Agreement in the manner hereinafter provided;

    NOW, THEREFORE, the Severance Agreement is hereby amended, as follows:

1.Section 4.2 is hereby amended by deleting “75%” from clause (i) and substituting “100%” in lieu thereof.

2.This Amendment to the Severance Agreement shall be effective as of the date of this Amendment. Except as hereby modified, the Severance Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment on the date(s) written below.

COMPANY

EXECUTIVE	ACUITY BRANDS, INC.
/s/ BARRY R. GOLDMAN	By:	/s/ NEIL M. ASHE
Barry R. Goldman		NEIL M. ASHE
Chairman, President and
Chief Executive Officer